Exhibit 99.2 Study BDX-22-006 Top Line Results 25 April 2023

Forward-Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements, including statements relating to the clinical development of Baudax Bio’s product candidates, reflect Baudax Bio’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “may,” “upcoming,” “plan,” “target,” “goal,” “intend” and “expect” and similar expressions, as they relate to Baudax Bio or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to Baudax Bio as of the date of publication of this presentation and are subject to a number of risks, uncertainties, and other factors that could cause Baudax Bio’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, among other things, risks related to market, economic and other conditions, the ongoing economic and social consequences of the COVID-19 pandemic, Baudax Bio’s ability to advance its current product candidate pipeline through pre-clinical studies and clinical trials, that interim results may not be indicative of final results in clinical trials, that earlier-stage trials may not be indicative of later-stage trials, the approvability of product candidates, Baudax Bio’s ability to raise future financing for continued development of its product candidates such as BX1000, BX2000 and BX3000, Baudax Bio’s ability to pay its debt and satisfy conditions necessary to access future tranches of debt, Baudax Bio’s ability to comply with the financial and other covenants under its credit facility, Baudax Bio’s ability to manage costs and execute on its operational and budget plans, Baudax Bio’s ability to achieve its financial goals; Baudax Bio’s ability to maintain listing on the Nasdaq Capital Market; and Baudax Bio’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect Baudax Bio’s business and future results included in Baudax Bio’s filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to Baudax Bio, and Baudax Bio assumes no obligation to update any forward-looking statements except as required by applicable law.

Study BDX-22-006 A Phase 2, Randomized, Double-Blind, Active- Controlled, Evaluation of Intubation Conditions Following Administration of BX1000 or Rocuronium in Patients Undergoing Surgery 3

Study BDX-22-006 – Objectives • To evaluate the intubating conditions at 60, 90 and 120 seconds after administration of BX1000 or Rocuronium • To evaluate the safety and tolerability of BX1000 • To evaluate the neuromuscular blocking (NMB) profile of BX1000 4

Study BDX-22-006 – Design • Phase 2 randomized, double blinded, active-controlled study • 4 Treatment groups (n=20/group) – Single bolus dose of BX1000: • 0.15 mg/kg • 0.25 mg/kg • 0.35 mg/kg – Single bolus dose of Rocuronium: 0.6 mg/kg • Patients undergoing hernia repair & other elective surgeries • Efficacy evaluation at 60, 90 and 120 seconds 5

FDA Required Primary Efficacy Endpoint • Proportion of subjects with Excellent or Good intubating conditions at 60 seconds after NMBA administration Acceptable Unacceptable Criteria Excellent Good Poor Vocal cord position Abducted Intermediate Closed/Adducted Vocal cord movement None Moving Closing Ease of laryngoscopy* Easy Fair Difficult Airway reaction None Diaphragm Sustained >10s Limb movement None Slight Vigorous Viby-Mogensen 1996 *Ease of Laryngoscopy Scoring Intubation conditions - Easy: Jaw relaxed, no resistance to blade in the course of laryngoscopy Excellent: All qualities are excellent - Fair: Jaw not fully relaxed, slight resistance to blade Good: All qualities are either excellent or good - Difficult: Poor jaw relaxation, active resistance of the patient to Poor: The presence of a single quality listed under “poor” laryngoscopy 6

Study BDX-22-006 Demographics Rocuronium BX1000 0.6 mg/kg 0.15 mg/kg 0.25 mg/kg 0.35 mg/kg Total (N=20) (N=20) (N=20) (N=20) (N=80) Subjects dosed n (%) 20 (100.0) 20 (100.0) 20 (100.0) 20 (100.0) 80 (100.0) Subjects in Efficacy Evaluation n (%) 19 (95.0)* 20 (100.0) 20 (100.0) 20 (100.0) 79 (97.5) Mean Age (yrs) 37 38.2 40.5 39.5 38.8 n (%) Female 18 (90.0) 13 (65.0) 13 (65.0) 15 (75.0) 59 (73.8) Race, n (%) White 19 (95.0) 19 (95.0) 20 (100.0) 19 (95.0) 19 (95.0) -- -- Black or African American 1 (5.0) 1 (5.0) 2 (2.5) -- -- -- Multiple 1 (5.0) 1 (1.3) 2 25.9 Mean Baseline BMI (kg/m ) 26.1 28.2 26.2 26.6 *1 Subject experienced a delay in intubating condition assessments due to issues with the endotracheal tube 7

Study BDX-22-006 – Primary Endpoint Intubating Conditions at 60 seconds n (%) of Subjects Rocuronium BX1000 0.6 mg/kg 0.15 mg/kg 0.25 mg/kg 0.35 mg/kg Total (N=19) (N=20) (N=20) (N=20) (N=79) Excellent or Good 19 (100.0) 20 (100.0) 20 (100.0) 20 (100.0) 79 (100.0) Poor -- -- -- -- -- Not Done 1* -- -- -- -- *1 Subject experienced a delay in intubating condition assessments at 60, 90, and 120 seconds after NMBA administration due to issues with the endotracheal tube, and therefore not included in the efficacy analyses 8

Study BDX-22-006 Adverse Events - ≥5% of Total Population n (%) of Subjects Rocuronium BX1000 0.6 mg/kg 0.15 mg/kg 0.25 mg/kg 0.35 mg/kg Total Preferred Term (N=20) (N=20) (N=20) (N=20) (N=80) Subjects with >=1 TEAE 12 (60.0) 11 (55.0) 9 (45.0) 9 (45.0) 41 (51.3) Nausea 5 (25.0) 5 (25.0) 2 (10.0) 2 (10.0) 14 (17.5) Hypotension 2 (10.0) 2 (10.0) 2 (10.0) 3 (15.0) 9 (11.3) Constipation 1 (5.0) 1 (5.0) 2 (10.0) 2 (10.0) 6 (7.5) Hypoxia 1 (5.0) 1 (5.0) 2 (10.0) 1 (5.0) 5 (6.3) Vomiting 1 (5.0) 2 (10.0) 1 (5.0) -- 4 (5.0) Rash 3 (15.0) -- 1 (5.0) -- 4 (5.0) No SAEs have been reported for any treatment group at this time 9